EXHIBIT 99.11
                                                                   -------------

                       DIRECT FOCUS, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION

This Form 8-K/A contains unaudited pro forma consolidated financial statements of Direct Focus, Inc. (the "Unaudited Pro Forma Consolidated Financial Statements"), which give effect to the acquisition by Direct Focus, Inc. ("Direct Focus") of StairMaster Sports/Medical Products, Inc. ("StairMaster") on February 8, 2002 (the "Acquisition").

The unaudited pro forma consolidated statements of operations have been prepared as if the Acquisition had occurred on January 1, 2000. The unaudited pro forma consolidated balance sheet has been prepared as if the Acquisition occurred on September 30, 2001. The Acquisition was accounted for using the purchase method of accounting. The allocation of purchase price to the assets acquired and liabilities assumed has been made using estimated fair values that include values based on independent appraisals and management estimates. These estimates may be subject to adjustment as they are finalized. Any subsequent adjustments are expected to occur by June 30, 2002 and, in the opinion of management, are not expected to have a material effect on the pro forma results of operations or financial position.

If the Acquisition had occurred on September 30, 2001, the allocation of the approximately $25.8 million purchase price would have been as follows (in thousands):

         Cash of foreign subsidiaries                      $      204
         Trade receivables                                      9,641
         Prepaid and other current assets                       1,163
         Inventories                                            7,954
         Property, plant, and equipment                         4,560
         Trademark                                              5,386
         Liabilities assumed                                   (3,123)
                                                           ----------
            Total acquisition cost                         $   25,785
                                                           ==========

The historical financial information for StairMaster was derived from the unaudited consolidated balance sheet and the audited and unaudited consolidated statements of operations of StairMaster. Assets acquired and liabilities assumed are as defined in the Asset Purchase Agreement and the Amended Asset Purchase Agreement by and among Direct Focus, Inc. and StairMaster. Both the trademark and goodwill will not be amortized, but will be tested for impairment annually in accordance with recently adopted Statement of Financial Accounting Standards No. 142, "GOODWILL AND OTHER INTANGIBLE ASSETS." The historical financial information for Direct Focus, Inc. was derived from the audited financial statements for the year ended December 31, 2000, and unaudited financial statements as of and for the nine months ended September 30, 2001, as included in Form 10-Q.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual results would have been had the Acquisition been completed on the date indicated nor do they purport to indicate the results of future operations of Direct Focus, Inc. or StairMaster. The unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes and the historical financial statements and the notes thereto of Direct Focus, Inc. and StairMaster.

DIRECT FOCUS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
(Dollars In Thousands, Except Earnings Per Share Data)
================================================================================

                                         DIRECT                                           NOTE       PRO FORMA
                                       FOCUS, INC.      STAIRMASTER      ADJUSTMENTS      REF        COMBINED
                                      =========================================================================
NET SALES                             $    238,566     $     51,396     $         --               $    289,962

COST OF SALES                               84,087           44,721             (483)      1            128,325
                                      ------------     ------------     ------------               ------------
        Gross profit                       154,479            6,675              483                    161,637

OPERATING EXPENSES:
  Selling and marketing                     70,867           12,655               --                     83,522
  General and administrative                10,343           37,178          (32,919)      2             14,602
  Royalties                                  5,007               --               --                      5,007
                                      ------------     ------------     ------------               ------------
        Total operating expenses            86,217           49,833          (32,919)                   103,131
                                      ------------     ------------     ------------               ------------
OPERATING INCOME (LOSS)                     68,262          (43,158)          33,402                     58,506

Other income (expense), net                  3,696           (3,520)           3,463       3              3,639

INCOME (LOSS) BEFORE INCOME TAXES           71,958          (46,678)          36,865                     62,145

INCOME TAXES                                25,905              445           (3,978)      4             22,372
                                      ------------     ------------     ------------               ------------
NET INCOME (LOSS)                     $     46,053     $    (47,123)    $     40,843               $     39,773
                                      ============     ============     ============               ============
Basic earnings per share              $       1.31                                                 $       1.13
                                      ============                                                 ============
Diluted earnings per share            $       1.28                                                 $       1.10
                                      ============                                                 ============
Basic shares outstanding                35,268,137                                                   35,268,137

Diluted shares outstanding              36,090,841                                                   36,090,841

See notes to pro forma consolidated financial statements.

DIRECT FOCUS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)
(Dollars in Thousands, Except Earnings Per Share Data)
================================================================================

                                         DIRECT                                           NOTE       PRO FORMA
                                       FOCUS, INC.      STAIRMASTER      ADJUSTMENTS      REF        COMBINED
                                      =========================================================================

NET SALES                             $    223,927     $     86,874     $         --               $    310,801

COST OF SALES                               75,574           58,552             (612)      1            133,514
                                      ------------     ------------     ------------               ------------
           Gross profit                    148,353           28,322              612                    177,287

OPERATING EXPENSES:
  Selling and marketing                     73,510           19,246               --                     92,756
  General and administrative                 8,804            8,255           (2,502)      2             14,557
  Royalties                                  4,979               --               --                      4,979
                                      ------------     ------------     ------------               ------------
           Total operating expenses         87,293           27,501           (2,502)                   112,292
                                      ------------     ------------     ------------               ------------

OPERATING INCOME                            61,060              821            3,114                     64,995

Other income (expense), net                  3,979           (5,187)           4,697       3              3,489
                                      ------------     ------------     ------------               ------------
INCOME (LOSS) BEFORE                        65,039           (4,366)           7,811                     68,484
 INCOME TAXES

INCOME TAXES                                23,413               --            1,168       4             24,581
                                      ------------     ------------     ------------               ------------
NET INCOME  (LOSS)                    $     41,626     $     (4,366)    $      6,643               $     43,903
                                      ============     ============     ============               ============
Basic earnings per share              $       1.18                                                 $       1.24
                                      ============                                                 ============
Diluted earnings per share            $       1.15                                                 $       1.22
                                      ============                                                 ============
Basic shares outstanding                35,287,604                                                   35,287,604

Diluted shares outstanding              35,997,366                                                   35,997,366

See notes to pro forma consolidated financial statements.

DIRECT FOCUS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2001 (UNAUDITED)
(DOLLARS IN THOUSANDS)
================================================================================

                                                                       STAIRMASTER
                                                                         ASSETS
                                                                      ACQUIRED AND      DIRECT
ASSETS                                                         NOTE    LIABILITIES       FOCUS,       PRO FORMA    NOTE    PRO FORMA
                                  STAIRMASTER    ADJUSTMENTS   REF.      ASSUMED          INC.       ADJUSTMENTS   REF.     COMBINED
                                   ---------      ---------    ----     ---------      ---------      ---------    ----    ---------
CURRENT ASSETS:
  Cash and cash equivalents        $     730      $    (526)    5       $     204      $  34,896      $ (14,216)    6      $  20,884
  Short-term investments                  --             --                    --          9,235         (9,235)    6             --
  Trade receivables                    9,641             --                 9,641         19,384             --               29,025
  Inventories                          7,318             --                 7,318         37,868            636     7         45,822
  Prepaid expenses and other
    current assets                     1,163             --                 1,163          1,751             --                2,914
  Note receivable                         --             --                    --          2,740             --                2,740
  Current deferred tax asset              --             --                    --            740             --                  740
                                   ---------      ---------             ---------      ---------      ---------            ---------
      Total current assets            18,852           (526)               18,326        106,614        (22,815)             102,125

PROPERTY, PLANT AND
  EQUIPMENT, Net                       6,380             --                 6,380         25,488         (1,820)    8         30,048

OTHER ASSETS                           7,949             --                 7,949         37,511         (2,563)    9         42,897
                                   ---------      ---------             ---------      ---------      ---------            ---------
TOTAL ASSETS                       $  33,181      $    (526)            $  32,655      $ 169,613      $ (27,198)           $ 175,070
                                   =========      =========             =========      =========      =========            =========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

  Notes payable                    $     452      $    (452)    5       $      --      $      --      $      --            $      --
  Trade payables                          26            (26)    5              --         20,542             --               20,542
  Accrued liabilities                  3,234           (111)    5           3,123          9,473          2,334     6         14,930
  Income taxes payable                    --             --                    --          9,957             --                9,957
  Royalty payment to stockholders         --             --                    --          1,617             --                1,617
  Customer deposits                       11            (11)    5              --            853             --                  853
                                   ---------      ---------             ---------      ---------      ---------            ---------
      Total current liabilities        3,723           (600)                3,123         42,442          2,334               47,899

LIABILITIES SUBJECT TO COMPROMISE     60,398        (60,398)    5              --             --             --                   --

LONG-TERM DEFERRED TAX LIABILITY          --             --                    --          1,037             --                1,037

STOCKHOLDERS' EQUITY                 (30,940)        60,472     5          29,532        126,134        (29,532)    10       126,134
                                   ---------      ---------             ---------      ---------      ---------            ---------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY             $  33,181      $    (526)            $  32,655      $ 169,613      $ (27,198)           $ 175,070
                                   =========      =========             =========      =========      =========            =========


See notes to pro forma consolidated financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED):
(DOLLARS IN THOUSANDS)

1.  Adjustments to cost of sales are as follows:

                                                               Nine Months Ended           Year Ended
                                                               September 30, 2001      December 31, 2000
                                                               ------------------      -----------------
    Adjust depreciation expense based on appraised value
       of property, plant, and equipment acquired              $              483      $             612
                                                               ==================      =================

2.  Adjustments to G&A expense are as follows:

                                                               Nine Months Ended           Year Ended
                                                               September 30, 2001      December 31, 2000
                                                               ------------------      -----------------
    Eliminate impairment loss on intangible assets             $           30,324      $              --

    Eliminate amortization expense                                          2,595                  2,502
                                                               ------------------      -----------------
                                                               $           32,919      $           2,502
                                                               ==================      =================

    Direct Focus adopted SFAS No. 142, "GOODWILL AND OTHER INTANGIBLE ASSETS," effective January 1, 2000. The adoption of this statement results in no amortization of goodwill and trademark recorded as part of the acquisition.

3.  Adjustments to other income/expense are as follows:

                                                               Nine Months Ended           Year Ended
                                                               September 30, 2001      December 31, 2000
                                                               ------------------      -----------------
    Eliminate interest expense                                 $            3,463      $           4,697
                                                               ==================      =================

    Historical interest expense of StairMaster has not been included as it is assumed that this expense would not have been incurred had the StairMaster Acquisition been completed on January 1, 2000.

    Included in general and administrative expense are consulting and professional fees related to the bankruptcy of the StairMaster estate totaling approximately $418 for the nine months ended September 30, 2001.

4. Represents an adjustment to record income taxes for StairMaster at the estimated combined effective income tax rate of 36%.

5. Represents an adjustment to eliminate StairMaster assets not acquired and liabilities not assumed.

6. To reflect the $25,785 purchase price for the assets acquired and liabilities assumed of StairMaster, as follows:

    Cash paid to the StairMaster estate                        $  23,451
    Transaction costs                                              2,334
                                                               ---------
                                                               $  25,785
                                                               =========

    It is assumed that the cash paid for StairMaster is from short-term investments, with the remainder to be paid from cash and cash equivalents. Transaction costs have been recorded as an adjustment to accrued liabilities in the accompanying pro forma balance sheet.

7. StairMaster's manufactured inventory was subject to purchase accounting guidelines that require step-up basis adjustments. StairMaster stepped up the value of manufactured finished goods inventory acquired, in accordance with accounting principles generally accepted in the United States of America. This adjustment is to state the value of such inventories at their net realizable value, less a margin to allow for costs incurred to sell such inventory. This adjustment applies only to the inventory manufactured by StairMaster for resale to third parties.

8. Represents an adjustment to record property, plant, and equipment at its appraised value as of the date of the Acquisition, less a pro rata allocation of the excess of fair value over the cost of StairMaster, as follows:

    Appraised value of property, plant, and equipment          $   5,249
    Allocation of negative goodwill                                 (689)
                                                               ---------
                                                                   4,560
    Recorded value of property, plant, and equipment              (6,380)
                                                               ---------
                                                               $  (1,820)
                                                               =========

    Based on the assets acquired and the liabilities assumed at February 8, 2002, the transaction did not result in an excess of fair value over the cost of StairMaster. However, such excess is reflected in this pro forma balance sheet due to the levels of assets acquired and liabilities assumed as of September 30, 2001.

9. Represents an adjustment to record the trademark intangible at its appraised value as of the date of the Acquisition, less a pro rata allocation of the excess of fair value over the cost of StairMaster, as follows:

    Appraised value of trademark                               $   6,200
    Allocation of negative goodwill                                 (814)
                                                               ---------
                                                                   5,441
    Recorded value of intangible assets                           (7,949)
                                                               ---------
                                                               $  (2,563)
                                                               =========

    As discussed above, based on the assets acquired and the liabilities assumed at February 8, 2002, the transaction did not result in an excess of fair value over the cost of StairMaster.

10. Represents an adjustment to eliminate the historical equity of StairMaster.